                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 16, 2001



                                   APW LTD.
            (Exact name of Registrant as specified in its charter)


           Bermuda                    1-15851                04-2576375
(State or other jurisdiction      (Commission File        (I.R.S. Employer
      of incorporation)               Number)            Identification No.)


                                Clarendon House
                                2 Church Street
                                P.O Box HM 666
                            Hamilton HM CX Bermuda


                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin  53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(262) 523-7600
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Item 2.  Acquisition and Disposition of Assets.

     ACQUISITION OF MAYVILLE METAL PRODUCTS DIVISION, A DIVISION OF CONNELL LIMITED PARTNERSHIP.

     On January 23, 2001, APW Ltd., along with a newly formed wholly owned subsidiary, APW Mayville, Inc., a Wisconsin corporation (the "Subsidiary"), entered into an Asset Purchase Agreement with Connell Limited Partnership, a Delaware limited partnership (the "Seller") pursuant to which the Subsidiary will acquire all of the assets of the Mayville Metal Products Division ("Mayville") of Seller. By Amendment No. 1 to the Asset Purchase Agreement, the parties agreed to adjust the stock consideration, up or down by up to 754,717 shares, depending upon the total of Mayville net sales through December 31, 2001. In addition to the purchase price adjustment through Amendment No. 1, the Subsidiary assigned its rights and obligations to APW Mayville, LLC, a newly formed Delaware limited liability company indirectly owned by APW Ltd. which acquired all of the assets of Mayville. On February 16, 2001, the parties consummated the transactions contemplated by the Asset Purchase Agreement, as amended. The Seller is otherwise unaffiliated with APW Ltd. and its subsidiaries. The consideration paid to the Seller consists of (a) certain assumed liabilities of Seller, (b) 1,509,434 shares of common stock of APW Ltd. (subject to adjustment, as described in Amendment No. 1 to the Asset Purchase Agreement), and (c) $225,000,000 in cash, subject to certain adjustments as set forth in the Asset Purchase Agreement, as amended. The cash portion of the purchase price was financed using APW Ltd.'s existing revolving credit facility.

     The assets purchased are used to manufacture and supply custom electronic enclosures and related products for the telecommunications and semi-conductor equipment industries. APW Ltd. intends to continue the activities of the Mayville business and its assets.

     The foregoing description of the acquisition of Seller's assets does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this report. A copy of the Press Release, dated February 16, 2001, issued by APW Ltd. regarding the acquisition is attached as Exhibit 99.7 to this report.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          Because of the ongoing audit, it is impractical to provide the required financial statements of Mayville at the time this report is being filed. Appropriate financial statements of Mayville will be filed as soon as practicable as an amendment to this report, and in any event not later than April 22, 2001.

                                       1
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     (b)  Pro Forma Financial Information

          It is impracticable to provide the required pro forma financial information at the time this Form 8-K is being filed. Appropriate pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable as an amendment to this report, and in any event not later than April 22, 2001.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               APW LTD.
                               (Registrant)


Date:   February 21, 2001      By: /s/ Michael S. Duffey
                                   ---------------------------
                               Michael S. Duffey
                               Senior Vice President and Chief Financial Officer
                               (Duly authorized to sign on behalf of the
                               Registrant)

                                      S-1
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                                   APW LTD.
                              (the "Registrant")
                         (Commission File No. 1-15851)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                            Dated February 16, 2001

Exhibit                                                   Filed
Number                       Description                 Herewith
99.1               Asset Purchase Agreement,                X
                   among APW Ltd., Connell Limited
                   Partnership and others

99.2               Amendment No. 1 to the Asset             X
                   Purchase Agreement among APW
                   Ltd., Connell Limited Partnership
                   and others

99.3               Indenture, Bill of Sale and              X
                   Assignment

99.4               Instrument of Assumption of              X
                   Liabilities

99.5               Registration Rights Agreement            X

99.6               Transition Services Agreement            X

99.7               APW Ltd. Press Release, dated            X
                   February 16, 2001